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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2004


                               CAMBREX CORPORATION
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

        1-10638                                       22-2476135
(Commission File Number)                 (IRS Employer Identification No.)

One Meadowlands Plaza, East Rutherford, New Jersey                   07073
     (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (201) 804-3000



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                               CAMBREX CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                 APRIL 22, 2004

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

            (99.1) Press release issued by Cambrex Corporation dated April 22, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION UNDER ITEM 12

      On April 22, 2004, Cambrex Corporation issued a press release announcing its financial results for the first quarter of 2004 and providing guidance for 2004. The press release is attached to this Form 8-K as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                           CAMBREX CORPORATION


                                           By: /s/ Luke M. Beshar
                                           --------------------------
                                               Luke M. Beshar
                                               Senior Vice President
                                               Chief Financial Officer

Dated:  April 22, 2004


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                                  EXHIBIT INDEX

99.1     Press Release of Cambrex Corporation dated April 22, 2004


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